EXHIBIT 23.3


                 CONSENT OF ASCENT COMMUNICATIONS ADVISORS L.P.


                  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 20, 1996 to the Registration Statement (Form S-1 No. 333-19167) and related Prospectus of Orion Newco Services, Inc. dated January 29, 1997.


                                  ASCENT COMMUNICATIONS ADVISORS L.P.

                                  By: /s/ Ascent Communications Advisors, L.P.
                                      ---------------------------------------
                                      Name:
                                      Title:

New York, N.Y.
January 28, 1997